                                                                                Exhibit 99.1

                            Capital Properties, Inc.
                                 100 Dexter Road
                            East Providence, RI 02914
                               Tel: (401) 435-7171
                               Fax: (401) 435-7179

                                  PRESS RELEASE
                                  -------------

                                  May 16, 2005

                Capital Properties, Inc. Responds to Tender Offer
                -------------------------------------------------

East  Providence,  Rhode Island:  Capital  Properties,  Inc.  (AMEX:  CPI) today advised its  shareholders  by letter that the  Company's  Board of Directors was unable to take a position on the May 2, 2005 Tender Offer by Mercury Real Estate
Advisors, LLC (Mercury), for the following reasons:

     o    While the Tender  Offer will  result in less  public  float of Class A common stock, the Board was unable to predict, and therefore unable to assess, the impact the increased concentration will have on the actual public float and market liquidity.

     o    The Board has no access to partnership or limited liability agreements of the Mercury affiliates  purchasing Class A common stock pursuant to the  Tender  Offer.  As a result,  the Board was  unable to  ascertain whether  Mercury has sole  authority  over the  disposition  of shares acquired  in the Tender  Offer,  although  Mercury  SEC  filings  with respect to investments in other companies indicate that voting control is shared by the two managing members of Mercury. If Mercury,  through its managing  members,  has sole authority over the disposition of the shares,  it is possible that  following  successful  completion of the
          Tender  Offer,  the price of the  Company's  shares could be adversely affected by the perception in the  marketplace  that Mercury might, at any time, decide to sell all or a significant portion of the Company's shares held by it and its affiliates.

     o    The Company's Class A common stock is currently traded on the American
          Stock Exchange  ("AMEX").  The AMEX guidelines  provide that AMEX will ordinarily  consider  suspending trading in, or removing from listing, securities,  if  the  number  of  public  shareholders  (exclusive  of officers,  directors,  controlling shareholders and their families) is less than  300.  As a result of the  automatic  conversion  of Class B common stock which was effective on March 31, 2005, the Class A common stock is currently held of record by approximately  530  shareholders.
          Since the Board cannot  predict the number of  shareholders  who might tender their  shares,  it is unable to determine  whether a successful completion of the Tender Offer might cause the Class A common stock to be  ineligible  for inclusion on the AMEX.  Furthermore,  the Board is unable to predict if the Class A common  stock were  delisted by AMEX, whether the shares  might be eligible  for trading on any other public securities market.  However,  if the Class A common stock ceased to be traded on the AMEX,  the Board believes that the market for the shares could be adversely affected.

                            Capital Properties, Inc.
                                 100 Dexter Road
                            East Providence, RI 02914
                               Tel: (401) 435-7171
                               Fax: (401) 435-7179

                            PRESS RELEASE (Continued)
                            -------------------------

                                  May 16, 2005

                Capital Properties, Inc. Responds to Tender Offer
                -------------------------------------------------

     o    Absent any  information on the purchasers'  investment  objectives and time  horizons,  the Board was  unable  to  assess  the  compatibility between those objectives and the Company's.

The Company also announced that the Directors and officers  beneficially own, in the aggregate,  1,764,325 shares of Class A common stock.  None of the Directors or officers plans to tender any of their shares.

----------------------

Certain   written   statements   made  in  this  press   release   may   contain
"forward-looking  statements,"  which  represent the Company's  expectations  or beliefs  concerning  future  events.  Certain  risks,  uncertainties  and  other important  factors  are  detailed  in  reports  filed  by the  Company  with the
Securities and Exchange Commission,  including Forms 8-K, 10-KSB and 10-QSB. The
Company  cautions  that these  statements  are further  qualified  by  important factors that could cause actual results to differ  materially  from those in the forward-looking statements.

CONTACT:
Barbara J. Dreyer
Treasurer
(401) 435-7171

                                                      2 of 2

                                                                                Exhibit 99.2

                            Capital Properties, Inc.
                                 100 Dexter Road
                            East Providence, RI 02914
                              Phone: (401) 435-7171
                               Fax: (401) 435-7179

                                  May 16, 2005

Dear Fellow Shareholder:

You may be aware of a tender offer (the  "Tender  Offer") by Mercury Real Estate
Advisors, LLC ("Mercury") and its affiliates to purchase up to 285,000 shares of the Class A common stock of Capital Properties,  Inc. (the "Company").  Pursuant
to the Rules of the  United  States  Securities  and  Exchange  Commission  (the
"SEC"),  the Company is required within ten (10) business days of the receipt of the offer to  communicate  with its  shareholders  as to whether or not it is in favor of, opposes, is neutral, or has no position on, the Tender Offer.

The Board of Directors of the Company met on May 10, 2005.  All of the Directors
were present. The Board considered the Tender Offer and its implications for our shareholders.  After  discussion,  the Board  determined that it was not able to take a position on the Tender Offer for the following reasons:

     o    While the Tender  Offer will  result in less  public  float of Class A common stock, the Board was unable to predict,  and therefore,  unable to assess,  the impact the  increased  concentration  will have on the actual public float and market liquidity.

     o    The Board has no access to partnership or limited liability agreements of the Mercury affiliates  purchasing Class A common stock pursuant to the  Tender  Offer.  As a result,  the Board was  unable to  ascertain whether  Mercury has sole  authority  over the  disposition  of shares acquired  in the Tender  Offer,  although  Mercury  SEC  filings  with respect to investments in other companies indicate that voting control is shared by the two managing members of Mercury. If Mercury,  through its managing  members,  has sole authority over the disposition of the shares,  it is possible that  following  successful  completion of the
          Tender  Offer,  the price of the  Company's  shares could be adversely affected by the perception in the  marketplace  that Mercury might, at any time, decide to sell all or a significant portion of the Company's shares held by it and its affiliates.

     o    The Company's Class A common stock is currently traded on the American
          Stock Exchange  ("AMEX").  The AMEX guidelines  provide that AMEX will ordinarily  consider  suspending trading in, or removing from listing, securities,  if  the  number  of  public  shareholders  (exclusive  of officers,  directors,  controlling shareholders and their families) is less than  300.  As a result of the  automatic  conversion  of Class B common stock which was effective on March 31, 2005, the Class A common stock is currently held of record by approximately  530  shareholders.
          Since the Board cannot  predict the number of  shareholders  who might tender their  shares,  it is unable to determine  whether a successful completion of the Tender Offer might cause the Class A common stock to be  ineligible  for inclusion on the AMEX.  Furthermore,  the Board is unable to predict if the Class A common  stock were  delisted by AMEX, whether the shares  might be eligible  for trading on any other public securities market.  However,  if the Class A common stock ceased to be traded on the AMEX,  the Board believes that the market for the shares could be adversely affected.

     o    Absent any  information on the purchasers'  investment  objectives and time  horizons,  the Board was  unable  to  assess  the  compatibility between the purchasers' objectives and those of the Company.

Directors and officers  beneficially own, in the aggregate,  1,764,325 shares of
Class A common  stock.  None of the  Directors or officers plan to tender any of their shares.

                                                     Very truly yours,

                                                 /s/ Robert H. Eder

                                                     Robert H. Eder
                                                     Chairman of the Board